SCHEDULE 14A
                          (Rule 14a-101)

             INFORMATION REQUIRED IN PROXY STATEMENT
                     SCHEDULE 14A INFORMATION

        Proxy Statement Pursuant to Section 14(a) of the
      Securities Exchange Act of 1934 (Amendment No.      )

Filed by the registrant  [ X ]

Filed by a party other than the registrant  [  ]

Check the appropriate box:
[ ]  Preliminary proxy statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive proxy statement
[ ]  Definitive additional materials
[ ]  Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12


                 KFC NATIONAL PURCHASING COOPERATIVE, INC.
__________________________________________________________________
         (Name of Registrant as Specified in Its Charter)

                 KFC NATIONAL PURCHASING COOPERATIVE, INC.
_________________________________________________________________
            (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (Check the appropriate box):

     [X]  No fee required.

     (1) Title of each class of securities to which transactions applies:

__________________________________________________________________

     (2) Aggregate number of securities to which transaction applies:

_________________________________________________________________

     (3) Per unit price of other underlying value of transaction computer pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

__________________________________________________________________

     (4)  Proposed maximum aggregate value of transaction:

__________________________________________________________________

     (5)  Total fee paid:

___________________________________________________________________
[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1)  Amount previously paid:

____________________________________________________________________

     (2)  Form, schedule or registration statement no.:

____________________________________________________________________

     (3)  Filing party:

____________________________________________________________________

     (4)  Date filed:

____________________________________________________________________




            KFC National Purchasing Cooperative, Inc.
                 ______________________________
                    NOTICE OF ANNUAL MEETING
                         OF STOCKHOLDERS

                     To Be Held June 7, 1999

To the Stockholder Members:

     The Annual Meeting (the "Annual Meeting") of the stockholders of KFC National Purchasing Cooperative, Inc. (the
"KFC Coop") will be held on Monday, June 7, 1999 at 10:00 a.m. at the KFC Coop's offices at 950 Breckenridge Lane, Louisville,
Kentucky, for the purpose of considering and acting upon:

     1. Election of Directors. Election of one director by the holders of each of the Series A, B, C, D, and G Membership Common Stock; the election of two directors by the holder of Series K Membership Common Stock; the election of one director nominated by holders of Series J Membership Common Stock and elected by the holders of all shares of Membership Common Stock; and the election of the Independent Director nominated by the KFC Coop's Board of Directors and elected by the holders of all shares of Membership Common Stock.

     2. Other Business. Such other matters and business as may properly be brought before the meeting or any adjournment thereof.

     Information regarding the matters to be acted upon at the Annual Meeting is contained in the Proxy Statement accompanying this Notice. Stockholders of record at the close of business on April 28, 1999 are entitled to notice of and to vote at the Annual Meeting, and any adjournments thereof.

All stockholder members are entitled to vote in the election of the Independent Director and the director nominated by the holders of Series J Membership Common Stock. In addition, holders of Series A, B, C, D, G, and K Membership Common Stock are entitled to vote in the election of the director nominated by the holders of their respective Series of Membership Common Stock.

The presence in person or by proxy of stockholder members representing a majority of the stockholder members entitled to vote at the Annual Meeting shall constitute a quorum at the Annual Meeting. Therefore, you are urged to sign, date and return the enclosed form of proxy.

A PROMPT RESPONSE WILL BE APPRECIATED.

By Order of the Board of Directors.
Daniel E. Woodside
President and Chief Executive Officer
Louisville, Kentucky
April 29, 1999


            KFC NATIONAL PURCHASING COOPERATIVE, INC.
                         PROXY STATEMENT

             For the Annual Meeting of Stockholders

                   To Be Held on June 7, 1999

     Proxies are being solicited on behalf of the Board of Directors of KFC National Purchasing Cooperative, Inc. (the "KFC Coop"), in connection with the Annual Meeting of Stockholders (the "Annual Meeting") to be held at the KFC Coop's offices at 950 Breckenridge Lane, Louisville, Kentucky, on Friday, June 7, 1999, at 10:00 a.m., and at any adjournments thereof. As set forth in the accompanying Notice, the purpose of the Annual Meeting is to consider the election of certain directors and such other matters and business as may properly be brought before the meeting. The Board of Directors does not know of any such other matters to be brought before the meeting as of the date of this proxy statement.

     All properly executed proxies delivered pursuant to this solicitation and not revoked will be voted at the Annual Meeting in accordance with the directions given. Except in the election of Series A, B, C, D, G , and K Directors, as discussed below, each stockholder member has one vote per share of Membership Common Stock on all matters coming before the meeting. With regard to the election of directors, (a) each stockholder member is entitled to cast one vote each to elect the Series J Director and the Independent Director, and (b) only stockholders of each of Series A, B, C, D, G, and K Membership Common Stock are entitled to cast one vote each to elect one member to the Board of Directors to represent the Series and the holder of Series K Membership Common Stock is entitled to cast one vote to elect two members of the Board to represent that Series. Proxies may be revoked at any time in writing or in person at the Annual Meeting or at any adjournment thereof.

     The persons named in the enclosed form of proxy or their substitutes will not vote a proxy for any director nominee unless the stockholder member appointing the proxy is eligible to vote for the nominee and designates the stockholder's preference by checking one of the appropriate boxes on the form of proxy.

     The presence in person or by proxy of stockholders representing a majority of the stockholder members entitled to vote at the Annual Meeting shall constitute a quorum at the Annual Meeting. The affirmative vote of two-thirds of the shares of Membership Common Stock present in person or by proxy at the meeting is required to take any action at the Annual Meeting, other than the election of directors. Abstentions are counted for purposes of determining the presence or absence of a quorum for the transaction of business and in tabulations of the votes cast on proposals presented to stockholders.

     The mailing address of the principal executive offices of the KFC Coop is 950 Breckenridge Lane, Louisville, Kentucky 40207. The approximate date on which this Proxy Statement and form of proxy are first being sent or given to stockholders is April 29, 1999. Only those holders of Membership Common Stock of record at the close of business on April 28, 1999, are entitled to notice of and to vote at the Annual Meeting and any adjournment thereof. On April 28, 1999, there were 688 holders of Membership Common Stock.

ELECTION OF DIRECTORS

     At the Annual Meeting, the Independent Director and directors representing the Series A, B, C, D, G, J, and K Membership Common Stockholders will be elected. The terms of the directors set forth below will expire at the meeting. Vacancies also exist with respect to the Series O and Taco Bell at large director positions, but no persons have been nominated to fill these positions at the Annual Meeting; these positions will be eliminated at the time the KFC Coop no longer has any Series O Membership Common Stock shares outstanding.

Expired Directorships

Name                   Series    Class   Area or Holder

James B. Royster         A        III    Indiana, Michigan,
                                         Ohio and West
                                         Virginia

Ben E. Edwards           B         II    Arkansas, Colorado,
                                         Kansas, Missouri, New
                                         Mexico, Oklahoma and
                                         Texas

James G. Cocolin         C         II    Connecticut, Delaware,
                                         District of Columbia,
                                         Maine, Maryland,
                                         Massachusetts, New
                                         Hampshire, New Jersey,
                                         New York, Pennsylvania,
                                         Rhode Island and Vermont

Robert C. Carle          D         II    Alaska, Hawaii, Idaho,
                                         Montana, Oregon,
                                         Washington and Wyoming.

Dean M. Sorgdrager       G         II    Arizona, California,
                                         Nevada and Utah

Edward J. Henriquez, Jr. J         II    Foreign Territories
                                         other than Canada

Christian L. Campbell    K         I     KFC National Management
                                         Company ("KFC")

Charles Rawley           K         I     KFC

Edward W. Rhawn   Independent    III     Independent



Nominees

     KFC, the sole holder of Series K Membership Common Stock, is entitled to nominate and elect as a Series two members of the Board of Directors to serve the remaining two years of a three-year term. KFC has nominated Christian L. Campbell and Charles Rawley to continue serving as directors representing Series K Membership Common Stock. Certain information with respect to Messrs. Campbell and Rawley is provided below at "Management."

     Each of Series A, B, C, D, and G Membership Common Stock is entitled to nominate and elect as a Series one member of the Board of Directors. Each of the following two stockholder members has been nominated to serve as Series A Director: James
B. Royster and Thomas R. Arnold. Mr. Royster, 60 years of age, currently owns and operates five KFC stores. He has served as the Series A director of the KFC Coop since 1998, and previously served as the director appointed by the National Franchisee Advisory Council. Mr. Arnold, 57 years of age, is Executive Vice President and co-owner of Premier Restaurant Management Company where he has served since 1979. Premier currently operates 46 KFC Stores.

     Ben E. Edwards is the sole nominee to serve as the Series B
Director. Certain information with respect to Mr. Edwards is provided below at "Management."

     Each of the following two stockholder members has been nominated to serve as Series C Director: James G. Cocolin and Darlene L. Pfeiffer. Mr. Cocolin, 49 years of age, currently owns and operates ten KFC stores. Mr. Cocolin has served as the Series C director of the KFC Coop since 1996. Ms. Pfeiffer, 61 years of age, currently owns and operates four KFC stores. Ms. Pfeiffer has served as the Series L director of the KFC Coop since 1997.

     Robert C. Carle is the sole nominee to serve as the Series D
Director. Dean M. Sorgdrager is the sole nominee to serve as the Series G Director. Certain information with respect to Messrs.
Carle and Sorgdrager is provided below at "Management."

     Edward J. Henriquez, Jr. is the sole nominee to serve as the Series J Director. Certain information will respect to Mr.
Henriquez is provided below at "Management."

     William R. Carden is the nominee of the Board of Directors to serve as the Independent Director. Mr. Carden, 62 years of age, is the owner and President of The Carden Group, management and financial consultants.

     Each of the A, B, C, D, G, and K Series Directors are elected by the affirmative vote of a plurality of the shares of the respective Series entitled to vote for the director voting in person or by proxy at the Annual Meeting. As of the Record Date, there were 104 holders of Series A Membership Common Stock, 85 holders of Series B Membership Common Stock, 72 holders of Series C Membership Common Stock, 19 holders of Series D Membership Common Stock, 61 holders of Series G Membership Common Stock and one holder of Series K Membership Common Stock. Each of the Independent Director and the Series J Director is elected by a plurality vote of all shares of Membership Common Stock entitled to vote at the Annual Meeting; as of the Record Date there were 688 holders of all Series of Membership Common Stock.

     Each of the nominees described herein has agreed to serve if elected. The terms of the Class I Directors elected at the Annual Meeting will expire at the KFC Coop's Annual Meeting for 2001, the terms of the Class II Directors will expire at the KFC Coop's Annual Meeting for 2002, and the terms of the Class III Directors will expire at the KFC Coop's Annual Meeting for 2000.

MANAGEMENT OF THE KFC COOP

Who are the members of the KFC Coop board of directors?

     The KFC Coop's Bylaws provide for a board of directors consisting of up to 20 members, plus the Chief Executive Officer of the KFC Coop who is a non-voting ex-officio member of the board. The directors representing each series are nominated by the stockholder members of each series. Each of Series A - J and M is entitled to elect, as a series, one member of the Board of Directors, and each of Series K and L is entitled to elect, as a series, two members of the Board of Directors.

     In addition, the Board of Directors nominates an independent director, who is elected by a plurality vote of the outstanding shares of Membership Common Stock at the annual meeting of members.

     The affirmative vote of three-fifths of all voting members of the Board of Directors is, except as otherwise specifically provided for in the Bylaws, the act of the Board of Directors on any matter properly submitted to the Board of Directors. The Chairman of the Board is elected at each annual meeting by the affirmative vote of three-fifths of the entire board of directors.

     The following table lists, in addition to other information, the current directors and executive officers of the KFC Coop as of the date of this proxy statement, their position with the KFC Coop, and their present principal occupations.

                         Positions
                         and         Year
                         Offices     First
                         Currently   Became                                       Store
                         Held with   Director  Term as                Present     Common      Percent of
                         the         or        Director  Series       Principal   Stock       Store Stock
Name and Address    Age  KFC Coop    Officer   Expires   Represented  Occupation  Ownership   Outstanding

William E. Allen    59   Director,   1988       2000         F         Operator        6           **
1624 Lloyd Lane          Secretary
Cedar Falls, Iowa
50613

Christian L.        48   Director    1999       1999         K         Sr. Vice      ---          ---
Campbell                                                               President,
Tricon Global                                                          Tricon
Restaurants, Inc.                                                      Global
P.O. Box 32070                                                         Restaurants,
Louisville,                                                            Inc.
Kentucky  40232

Bob Carle           42   Director    1998     1999           D         Operator        7           **
6921 Brayton
Drive, Suite 105
Anchorage, Alaska
99507

James G. Cocolin    49   Director    1996     1999           C         Operator       10           **
17 James Street
Kingston,
Pennsylvania 18704

Ben E. Edwards      56   Director    1998++   1999           B         Operator       10           **
West Texas Foods,
Inc.
P.O. Box 64490
Lubbock, Texas
79464

Lois G. Foust       54   Director    1997     2001           L         Operator        2           **
4000 Chestnut
Avenue
Long Beach,
California  90807

Edward J.           61   Director    1994     1999           J         Operator       12            **
Henriquez, Jr.
610 Valencia
Avenue #503
Coral Gables,
Florida  33134

Paul Houston        49   Director    1995     2000           I         President,    353           5.3
Scott's                                                                Scott's
Restaurants, Inc.                                                      Restaurants
500 Hood Road
Markham, Ontario,
Canada L3R 0P6

David G. Neal       52   Director,   1991+    2000           E         Operator       94           1.4
JRN, Inc.                Chairman
P.O. Box 1257            of the
Columbia,                Board
Tennessee  38402

James D. Olson      48   Director    1997     2000           H         President,    266           4.0
Harman Management                                                      Harman
Corp.                                                                  Management
199 First Street,                                                      Corporation
Suite 212
Los Altos,
California  94022

Darlene Pfeiffer    61   Director    1997     2001           L         Operator        4            **
P.O. Box 1185
Port Ewen, New
York  12466

Charles E.          48   Director    1999     1999           K         President       ---         ---
Rawley, III                                                            and Chief
Tricon Global                                                          Operating
Restaurants, Inc.                                                      Officer,
P.O. Box 32070                                                         KFC U.S.A.
Louisville,
Kentucky  40232

Edward W. Rhawn     60   Director    1992     1999     Independent     Chairman,      ---          ---
Rhawn Enterprises,                                                     Rhawn
Inc.                                                                   Enterprises
418 Knightsbridge
Road
Louisville,
Kentucky  40206

James B. Royster    60   Director,   1998++   2000           A         Operator        4            **
1110 West Michigan       Vice
Avenue                   Chairman
Jackson, Michigan
49202

Dean M. Sorgdrager  36   Director    1996     1999           G         Operator         1           **
6851 Beach
Boulevard
Buena Park,
California  90620

Ronald J. Young     40   Director    1993     2000           M         Operator       14            **
El Rancho Food
Services
2929 Melville
Street
Saskatoon,
Saskatchewan
Canada S7J 5A6

Daniel E. Woodside  52   Director,   1999     --            --         President     ---           ---
Unified                  President,                                    and Chief
FoodService              Chief                                         Executive
Purchasing Coop          Executive                                     Officer,
950 Breckinridge         Officer                                       Unified
Lane                                                                   Coop
Louisville,
Kentucky  40207

William L. Bickley  46   Chief       1999     ---          ---         Chief         ---           ---
Unified                  Financial                                     Financial
FoodService              Officer                                       Officer,
Purchasing Coop                                                        Unified
950 Breckinridge                                                       Coop
Lane
Louisville,
Kentucky  40207

John Inwright       42   ---         1991     ---          ---         Senior        ---           ---
Unified                                                                Vice
FoodService                                                            President,
Purchasing Coop                                                        Unified
950 Breckinridge                                                       Coop
Lane
Louisville,
Kentucky  40207

Alice LeBlanc       41   Vice        1998     ---          ---         Vice          ---           ---
Unified                  President                                     President,
FoodService                                                            Unified
Purchasing Coop                                                        Coop
950 Breckinridge
Lane
Louisville,
Kentucky  40207


All directors and                                                                    783          13.1
officers as a
group (20 persons)
+++

**   Less than one-half of one percent.

+ Mr. Neal has previously served on the Board as one of the two directors representing the National Franchisee Advisory Council, the former holder of the Series L share of Membership Common Stock. He first began serving on the Board as a representative of Series E in February 1991.

++   Previously served as a director appointed by the National Franchisee
     Advisory Council.

+++ Each director, other than Messrs. Woodside and Rhawn, is, or is affiliated with a member which is, the owner of one share of Membership Common Stock. All directors and officers as a group (20 persons) own 13 shares of Membership Common Stock, 1.9 percent of the total number of Shares of Membership Common Stock outstanding. The
     Store Common Stock ownership reflects the number of shares which each director, other than Messrs. Woodside and Rhawn, beneficially owns.
     Except as required by law, Store Common Stock has no voting rights.
     Messrs. Woodside and Rhawn are neither the owners, nor affiliated of the owners, of any Membership or Store Common Stock.

History

     During the last five years, Directors Allen, Carle, Cocolin, Edwards, Foust, Henriquez, Houston, Neal, Olson, Pfeiffer, Royster, Sorgdrager, and Young have been principally engaged in business as Operators, and Mr. Rhawn has been Chairman and owner of Rhawn Enterprises, Inc., a Louisville financial services holding company. Charles E. Rawley, III is President and Chief Operating Officer of KFC U.S.A. Mr. Rawley joined KFC in 1985 as a Director of Operations. He served as Vice President of Operations for the Southwest, West, Northeast, and Mid-Atlantic Divisions from 1988 to 1994, when he became Senior Vice President, Concept Development for KFC. Mr. Rawley assumed his position of Chief Operating Officer in 1995 and President in 1998.

     Christian L. Campbell is Senior Vice President, General Counsel and Secretary of Tricon. He has served in this position since September 1997. From 1995 to September 1997, Mr. Campbell served as Senior Vice President, General Counsel and Secretary of Owens Corning, a building products company. Before joining Owens Corning, Mr. Campbell served as Vice President, General Counsel and Secretary of Nalco Chemical Company in Naperville, Illinois, from 1990 through 1994.

     Since March 1, 1999, Daniel E. Woodside has served as the President and Chief Executive Officer of the KFC Coop and the Unified Coop. From September 1997 through February 1999, Mr. Woodside served as Chief Operating Officer of UniPro Foodservice, Inc. UniPro was formed by the merger of EMCO Food Service Systems, Inc. and ComSource Independent Food Distribution in September 1997. Mr. Woodside served as President of EMCO from 1991 to September 1997. Before his service with EMCO, Mr. Woodside served in various positions with General Foods Corporation for 21 years.

     Except for Mr. Woodside, all officers of the KFC Coop who are also directors serve in such offices on a limited, part-time basis without remuneration.

Standing Committees

     The Board of Directors of the KFC Coop had four regular meetings in fiscal 1998 and seven special meetings. The Board of Directors currently has three standing committees: Executive, Audit and Budget, and Personnel.

     The Executive Committee is currently comprised of Messrs. Neal, Royster, Houston and Sorgdrager. The Executive Committee, between the meetings of the Board and while the Board is not in session, has all the powers and may exercise all the duties of the Board of Directors in the management of the business of the KFC Coop which may lawfully be delegated to it by the Board.

     The Audit and Budget Committee is currently comprised of Messrs. Young, Cocolin, Henriquez, and Royster and Ms. Foust and met 4 times during fiscal 1998. The Audit and Budget Committee meets periodically with management and representatives of the KFC Coop's independent accountants. The independent accountants have free access to the Committee and the Board of Directors. The Committee considers the scope, timing and fees for the annual audit and the results of audit examinations performed by the independent public accountants, including certain recommendations to improve the KFC Coop's systems of accounting and internal controls, and the follow-up reports prepared by management of the KFC Coop pursuant to such recommendations. The Committee reviews the KFC Coop's annual budget before its consideration by the Board of Directors.

     The Board of Directors does not currently have a Nominating Committee. The Board of Directors considers the nomination of the Independent Director. Members of the KFC Coop nominate their own candidates for director to represent their respective Series of Membership Common Stock.

Compensation Committee Interlocks and Insider Participation

     The Personnel Committee is comprised of Messrs. Houston, Olson, and Rhawn and Ms. Pfeiffer and met four times during fiscal 1998. Before his resignation as a director, Robert P. Peck served as a member of the Personnel Committee during fiscal 1998. Pursuant to a former provision of the KFC Coop's Bylaws, Mr. Peck, as Chairman of the Board, served as the KFC Coop's Chief Executive Officer until May 1993; he received no compensation from the KFC Coop except for the reimbursement for expenses as set forth below in "Compensation of Directors." The Personnel Committee considers personnel policy and practices of the KFC Coop and makes recommendations to the Board of Directors concerning the compensation of all officers. See "Report of Personnel Committee on Executive Compensation."

Section 16(a) Beneficial Ownership Reporting Compliance

     Section 16(a) of the Securities Exchange Act of 1934, as amended, (the "1934 Act") requires the KFC Coop's directors, executive officers and certain persons to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission (the "SEC"). Based solely upon a review of forms filed by the appropriate persons and written representations from such persons, the KFC Coop believes that all such filing requirements were complied with in fiscal 1998.

Executive Compensation

     The following table shows all cash compensation paid by the KFC Coop for the years ended October 31, 1998, 1997 and 1996 to the most highly compensated executive officers, whose total cash and cash-equivalent remuneration exceeded $100,000 during fiscal 1998(1).


                 Summary  of Annual Compensation

                                                        All Other
Name and Principal    Fiscal     Salary     Bonus(2)     Compen-
     Position          Year                              sation(3)

Thomas D. Henrion      1998     $212,127    $90,640      $16,200
 President and         1997      208,460     49,940       20,583
 Chief Executive       1996      191,798     58,466       22,578
 Officer

William V. Holden      1998      111,011     27,126        8,926
 Vice President        1997      103,665     16,500       12,010
 and Chief             1996       95,421     16,432       12,444
 Financial Officer

John W. Inwright       1998      108,937     27,192        8,896
 Vice President        1997      103,178     18,150       12,317
                       1996       88,656     20,000       11,929


Kenneth L. Hartung     1998      108,233     26,512        8,755
 Vice President        1997      102,733     16,838       11,802
                       1996       93,896     15,288       12,662


Alice LeBlanc          1998      87,216      24,720       72,922
  Vice President

     (1) As of March 1, 1999, the executive officers of the KFC Coop are: Daniel E. Woodside, President and Chief Executive Officer; William L. Bickley, Chief Financial Officer; and Alice LeBlanc, Vice President. John W. Inwright is Sr. Vice President of the Unified Coop.

     (2) The KFC Coop had bonus programs for all officers under which, if they achieved certain objectives, they received a bonus of not greater than 40% of their base salaries.

     (3) Includes employer contribution to the KFC Coop's Money Purchase Pension Plan in fiscal 1998 as follows:
     Mr. Henrion $11,200; Mr. Holden $8,926; Mr. Inwright $8,896; Mr. Hartung $8,755; and Ms. LeBlanc $6,105.
     For Mr. Henrion, the fiscal 1998 amount includes $5,000, representing the value to Mr. Henrion of the KFC Coop's payments with respect to a whole life split-dollar insurance policy with an initial face amount of $147,384. For Ms. LeBlanc, the fiscal 1998 amount includes $66,817 paid to Ms. LeBlanc in connection with moving expenses and the sale of her home to relocate from Toronto to the KFC Coop's headquarters in Louisville.

     In addition, as part of the KFC's Coop's corporate reorganization in March 1999, Thomas D. Henrion, the KFC Coop, and the Unified Coop executed a Separation and Consulting Agreement. The Separation and Consulting Agreement provided for Mr. Henrion to resign his employment on March 1, 1999 and, thereafter, to provide consulting services to the Unified Coop and KFC Coop for two years. Mr. Henrion also agreed to non-compete provisions whereby, for two years following the date of the Separation and Consulting Agreement, Mr. Henrion will not work for companies that are specifically listed in the Separation and Consulting Agreement. Under the Separation and Consulting Agreement, Mr. Henrion was paid $500,000 on March 1, 1999 and will be paid $456,300 on the first business day of January 2000 along with health insurance coverage for 10 years.

Compensation of Directors

     No director, other than the Independent Director, receives any remuneration from the KFC Coop other than reimbursement for long distance travel, hotel accommodations, and $400 per board meeting for out-of-pocket expenses. The Independent Director receives an annual fee of $10,000, plus fees of $1,000 per board meeting attended.

Report of Personnel Committee on Executive Compensation

     The Personnel Committee of the Board of Directors reviews and establishes management compensation and compensation policies and procedures. Following review and approval by the Personnel Committee, all issues pertaining to executive compensation are submitted to the full Board of Directors for approval. The Personnel Committee's policies and procedures for the year ending October 31, 1998, are discussed below.

     Chief Executive Officer Compensation

     Mr. Henrion served as Chief Executive Officer at the pleasure of the Board. In fiscal 1998, Mr. Henrion received a base salary of $212,127 and an incentive bonus of $90,640. The increase in Mr. Henrion's base salary in fiscal 1998 compared to his fiscal 1997 base salary was based on the Personnel Committee's subjective determination, not based on specific criteria, that Mr. Henrion continued to be a valuable employee and had met or exceeded the KFC Coop's expectations in the preceding fiscal year. With respect to the level of Mr. Henrion's base salary, as discussed below, a nationally recognized management consulting firm determined during 1994 that the KFC Coop's executive officer compensation (salary plus bonus) was generally in the low-range of compensation for executives in comparable job positions in Kentucky and throughout the United States. During fiscal 1997, the KFC Coop engaged the consulting firm to review the KFC Coop's compensation policies to provide fair and equitable compensation to the KFC Coop's employees in order to attract and maintain qualified and experienced employees. Using the results of the consulting firm's studies, the Personnel Committee determined to compensate the KFC Coop's employees, including the Chief Executive Officer, in the mid-range of compensation for similarly experienced employees in local, regional, and national markets, as deemed appropriate by the Personnel Committee.

     For fiscal 1998, the Personnel Committee had established an incentive bonus program (the "Incentive Bonus Program") for each of its executive officers, including Mr. Henrion, under which, if an officer achieved certain specified financial and personal objectives, the officer may receive a bonus of not greater than 40% of base salary. During fiscal 1998, however, the Personnel Committee determined that the KFC Coop's corporate reorganization, subsequently consummated on March 1, 1999, caused the KFC Coop to pursue alternative goals that were not accurately reflected in the incentive criteria established at the beginning of the fiscal period. In light of the Personnel Committee's subjective determination concerning the performance and loyalty of the KFC Coop's executive officers during this transition period, the Personnel Committee recommended, and the Board of Directors awarded, the maximum bonus for fiscal 1998 to each of the executive officers participating in the Incentive Bonus Program. Mr. Henrion received a bonus of $90,640.

     In addition, Mr. Henrion and the KFC Coop had previously executed a Supplemental Benefits/Consulting Agreement (the "Supplemental Agreement"), effective January 1, 1994, whereby Mr. Henrion would receive deferred compensation upon either his retirement or his voluntary or involuntary termination not for cause, as defined. The KFC Coop's determination to enter into the Supplemental Agreement was primarily based on the Board of Directors' subjective sense of the value of Mr. Henrion's continued loyalty and service to the KFC Coop, the KFC Coop's desire to assist Mr. Henrion in providing for his retirement, as well as the contingencies of death and disability, and to provide Mr. Henrion with an incentive to provide advisory services to the KFC Coop in a consulting capacity upon his eventual retirement. As set forth above under "Executive Compensation," the Supplemental Agreement was superceded by a Separation and Consulting Agreement executed in connection with the KFC Coop's corporate reorganization in March 1999.

     Compensation of Executive Officers Generally

     As a general matter, the Personnel Committee in making recommendations to the Board of Directors considered increases in the base salary compensation of each of its officers annually between 0% and 8% depending on the Personnel Committee's assessment of the value of the officer's position within the KFC Coop organization. It is the Personnel Committee's policy to analyze jobs and job descriptions in addition to the individuals filling the job positions. During 1994, the KFC Coop also commissioned a report by a nationally recognized management consulting firm, which analyzed the KFC Coop's management structure as well as salary information regarding executive officers of the KFC Coop. Again in 1997, the KFC Coop engaged the management consulting firm to review all salaries for all positions as compared to the local, regional, and national market for such positions, as appropriate. Among other things, the reports concluded that KFC Coop executive salaries overall were in the low range of competitive salaries for executives in comparable job positions in Kentucky and throughout the country. The consulting firm considered compensation data primarily from the wholesale trade and chain restaurant industry sectors, with some business services and general industry data also referenced. The second survey also focused on salaries in the market of the KFC Coop's headquarters for positions that would normally be filled through residents of the KFC Coop's home community, while focusing on regional and national compensation data for many other positions. The Personnel Committee considered both reports in making the fiscal 1998 executive salary recommendations.
Based on these studies, the compensation packages of certain executive officers and other employees were increased.

     Individual performance-based bonuses for the KFC Coop's other key executive officers under the Incentive Bonus Program were previously distributed annually at the discretion of the Board of Directors, upon recommendation by the Personnel Committee, based on the achievement of certain specified objectives by each officer. The individualized criteria included such objective and subjective factors as the officer's success in meeting the objectives of the KFC Coop (such as operating expenses as a percent of sales and income), the officer's management and communication skills, or the officer's handling of accounts receivable. As discussed more fully above, in light of the Personnel Committee's subjective determination concerning the performance and loyalty of the KFC Coop's executive officers during fiscal 1998, the Personnel Committee recommended, and the Board of Directors awarded, the maximum bonus for fiscal 1998 to each of the executive officers participating in the Incentive Bonus Program.

     In addition to the individual performance-based bonuses described above, executive officers participated in the KFC Coop's Thrift and Money Purchase Pension Plans (the "Plans"), which Plans were available to all active employees of the KFC Coop. These Plans (referred to herein, where appropriate, as the "Thrift Plan" and the "Pension Plan") were structured to motivate the officers and employees of the KFC Coop to do an outstanding job of managing and operating the KFC Coop.

     Under the Thrift Plan, money was contributed by an employee to an employee's Plan account based on the employee's elective contributions (which are subject to certain legal limitations). The KFC Coop could also make additional contributions under the Thrift Plan to the employee's plan account based on a portion of the KFC Coop's profits. The KFC Coop was not obligated to make any additional contributions under the Thrift Plan and thus voluntary additional contributions could be less in some years than in others. If the KFC Coop determined to make an additional contribution to the Thrift Plan, the amount was divided among all eligible employees on the basis of their annual compensation.
The KFC Coop did not make a voluntary contribution to the Thrift Plan in fiscal 1998.

     Under the Pension Plan, the KFC Coop was obligated to make matching contributions to the employee's account based on the amount of elective contributions made by the employee to the Thrift Plan. The KFC Coop would match $2.00 for every $1.00 contributed by an employee to the Thrift Plan, up to the first 1% of the employee's annual compensation; thereafter, the KFC Coop will match the elective contribution dollar-for-dollar from the next 5% of the employee's annual compensation.

                                   Personnel Committee Members

                                   Paul A. Houston
                                   James D. Olson
                                   Darlene L. Pfeiffer
                                   Edward W. Rhawn

Performance Graph

     Under rules adopted by the Securities and Exchange Commission, each corporation with securities registered under the Securities Exchange Act of 1934 is required to provide in its proxy statement a line graph comparing, for the previous five years, the cumulative total return on its common stock with the cumulative total return of a broad equity market index and an industry index or peer group. The KFC Coop cannot provide this graph because there is no meaningful information with respect to cumulative return on any class of the KFC Coop's capital stock. The KFC Coop's stockholder members purchase Membership Common Stock and Store Common Stock to participate in the KFC Coop's member programs, including the patronage dividend program, and to participate in the KFC Coop's management through the election of directors. The stockholder members do not purchase the KFC Coop's capital stock with any expectation of return on their investment through stock appreciation or per share dividends.
The KFC Coop's Membership Common Stock and Store Common Stock are issued only to Operators. No class of the KFC Coop's capital stock is listed on an exchange or traded in any other public trading market. Since July 1, 1983, the KFC Coop from time to time has offered shares of its Membership Common Stock at a per share price of $10 and shares of its Store Common Stock at a per share price of $400.

Transactions With Stockholders, Directors and Officers

     All present voting members of the Board of Directors and nominees for the Board, except the Independent Director, are Operators or represent Operators and have purchased or may purchase equipment and supplies from the KFC Coop or from distributors who purchase from the KFC Coop. All purchases by directors and nominees or their affiliates from the KFC Coop are made on the same terms and conditions as purchases by any other Operator. Several Operators are also in the business of purchasing equipment and supplies for sale and distribution to other Operators and may purchase such equipment and supplies from the KFC Coop.

STOCKHOLDER PROPOSALS FOR THE ANNUAL MEETING

     Proposals of stockholders intended to be presented at the 2000 Annual Meeting of Stockholders must be received by the KFC Coop on or before February 7, 2000 to be eligible for inclusion in the KFC Coop's proxy statement and proxy relating to that meeting.

OTHER INFORMATION

     The officers and directors of the KFC Coop do not know of any matters to be presented at the meeting and submitted to a vote of the Stockholder Members other than those specified above. If any other matter should come before the meeting, it is intended that the persons named in the enclosed form of proxy, or their substitutes, will vote the proxy in accordance with their discretion on such matters. All expenses incurred in connection with the solicitation of proxies will be borne by the KFC Coop. Solicitation may be undertaken by mail, telephone and personal contact by Directors, officers and employees of the KFC Coop without additional compensation.

     Upon recommendation of the KFC Coop's Audit Committee, the Board dismissed KPMG Peat Marwick LLP, now KPMG LLP ("KPMG") as its principal accountants on May 18, 1998. KPMG's report on the KFC Coop's financial statements for the past two fiscal years did not contain any adverse opinion or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope, or accounting principles. Furthermore, during the KFC Coop's two most recent fiscal years and through the date of dismissal, there were no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

     Upon recommendation of the KFC Coop's Audit Committee, on
May 18, 1998, the Board engaged PricewaterhouseCoopers LLP as its principal accountants to audit the KFC Coop's financial statements. A representative of neither KPMG nor PricewaterhouseCoopers LLP will be present at the Annual Meeting.

     "KFC" is a registered trademark of KFC Corporation and is used in these materials for identification purposes only. The KFC Coop is an independent provider of products and is not affiliated with KFC Corporation, except that KFC Management is a stockholder member of the KFC Coop.

Louisville, Kentucky
April 29, 1999


            KFC National Purchasing Cooperative, Inc.
            PROXY FOR ANNUAL MEETING OF STOCKHOLDERS
                     To Be Held June 7, 1999
         Please Mark, Sign, Date and Return Immediately


     I, the undersigned Stockholder Member of KFC National Purchasing Cooperative, Inc. (the "Cooperative") do hereby nominate, designate and appoint David G. Neal or Daniel E. Woodside or any one of them with full power to act alone, my true and lawful attorney(s), with full power of substitution, for me and in my name, place and stead to vote all of the Membership Common Stock of the Cooperative standing in my name on its books and which I am entitled to vote at the annual meeting of its stockholder members to be held at 10:00 a.m. on June 7, 1999, at the Cooperative's offices at 950 Breckenridge Lane, Louisville, Kentucky, and at any adjournment thereof, with all the powers the undersigned would possess if personally present, as follows:

1.   Election of Directors by All Members.

     All holders of Membership Common Stock may vote in Item 1. You may vote for either or both of the nominees listed above because each nominee has been nominated for a separate position on the Board of Directors. To elect the following indicated nominees as members of the Cooperative's Board of Directors to serve as the Independent Director and to represent the Series J Membership Common Stock, respectively.

Series         Name                     For

Independent    William R. Carden        [ ]

Series         Name                     For

   J           Edward J. Henriquez      [ ]


2.   Election of Series Directors by Series Members Only.

     Do not vote in Item 2 unless you hold Series A, B, C, D, G, or K Membership Common Stock. Check one box only--Vote only for a nominee of your Series in Item 2. Your series is indicated on the label on the back of this form. To elect the following indicated nominees as members of the Cooperative's Board of Directors to represent their respective Series of Membership Common Stock.

Series Name              For  Series Name                For

  A   Thomas R. Arnold   [ ]    D    Robert C. Carle      [ ]

  A   James B. Royster   [ ]    G    Dean M. Sorgdrager   [ ]

  B   Ben E. Edwards     [ ]    K    Christian L. Campbell[ ]

  C   James G. Cocolin   [ ]    K    Charles Rawley       [ ]

  C   Darlene L. Pfeiffer[ ]

3.   Other Business

     To transact all other matters and business which may properly come before the meeting.

     Information regarding the matters to be acted upon at the Annual Meeting is contained in the Proxy Statement accompanying this Proxy. This Proxy will be voted as specified. If no instruction is indicated on a properly executed and dated proxy form, then the above-named proxies, or any of them or their substitutes, will vote the share represented IN ACCORDANCE WITH THEIR DISCRETION on any matters or business, other than the election of directors, that may properly come before the meeting. (The above-named proxies will not vote for any director nominees named above to represent a Series unless a nominee has been specified.) THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS.


IN WITNESS WHEREOF, I have signed my name on ______________, 1999.



___________________________   ________________________________
Series of Membership Common   (Signature of Stockholder)
 Stock held by Stockholder)


                              ________________________________
                              (Printed Name)


Please sign exactly as name appears in address on this form of proxy. When shares are held by joint tenants, both should sign. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

     THE PRESENCE IN PERSON OR BY PROXY OF STOCKHOLDER MEMBERS REPRESENTING A MAJORITY OF ALL STOCKHOLDER MEMBERS AS OF THE RECORD DATE SHALL CONSTITUTE A QUORUM AT THE ANNUAL MEETING. THEREFORE, YOU ARE URGED TO SIGN, DATE AND RETURN THE PROXY CARD.

     PLEASE MAIL IN STAMPED ENVELOPE PROVIDED TO: JAMES A.
GIESEL, BROWN, TODD & HEYBURN PLLC, 400 WEST MARKET STREET, 32ND
FLOOR, LOUISVILLE, KENTUCKY 40202.


     A PROMPT RESPONSE WILL BE APPRECIATED.